ECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 11, 2009

SupportSave Solutions, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-143901	98-0534639
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1451 Danville Blvd., Suite 201 , Alamo, CA	94501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (925) 304-4400

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On May 11, 2009, SupportSave Solutions, Inc. (the “Company”) closed on the sale of its property located in Boca Raton, Florida for $260,000 to GLVK, Inc., a Florida corporation (“Buyer”). The Company received a $50,000 down payment from Buyer and a promissory note for the remaining $210,000 with an interest rate of 7% that matures in 2 years.  The note is secured by the property.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Promissory Note and Mortgage, dated May 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SupportSave Solutions, Inc.

/s/ Christopher Johns
Christopher Johns
President / CEO

Date: May 22, 2008